Exhibit 99.2
Supplemental Information
December 31, 2012
(Unaudited)

Disclaimer
Certain statements in this supplement contain “forward-looking” information as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position, results of operations, cash flows, liquidity, business strategy, growth opportunities, potential acquisitions, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words.
Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: our dependence on Genesis HealthCare LLC (“Genesis”), the parent company of Sun Healthcare Group, Inc., until we are able to further diversify our portfolio; our dependence on the operating success of our tenants; changes in general economic conditions and volatility in financial and credit markets; the dependence of our tenants on reimbursement from governmental and other third-party payors; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to make acquisitions, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to raise capital through equity financings; the relatively illiquid nature of real estate investments; competitive conditions in our industry; the loss of key management personnel or other employees; the impact of litigation and rising insurance costs on the business of our tenants; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; our ability to maintain our status as a REIT; compliance with REIT requirements and certain tax matters related to our status as a REIT; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so.
Note Regarding Non-GAAP Financial Measures
This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: EBITDA, funds from operations (“FFO”), Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted share, AFFO per diluted share and Normalized AFFO per diluted share. These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Reconciliations of Net Income to EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO” in this supplement.
Tenant Information
This supplement includes information regarding each of our tenants that lease properties from us. The information related to these tenants that is provided in this supplement has been provided by the tenants. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only.

Company Information
Board of Directors

Richard K. Matros Chairman of the Board, President and Chief Executive Officer Sabra Health Care REIT, Inc.	Michael J. Foster Managing Director RFE Management Corp.

Milton J. Walters President Tri-River Capital	Robert A. Ettl Chief Operating Officer Harvard Management Company

Craig A. Barbarosh Partner Katten Muchin Rosenman LLP
Senior Management

Richard K. Matros Chairman of the Board, President and Chief Executive Officer	Harold W. Andrews, Jr. Executive Vice President, Chief Financial Officer and Secretary

Talya Nevo-Hacohen Executive Vice President, Chief Investment Officer and Treasurer
Other Information

Corporate Headquarters 18500 Von Karman Avenue, Suite 550 Irvine, CA 92612	Transfer Agent American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219
www.sabrahealth.com
The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein.
On Sabra's website, www.sabrahealth.com, you can access, free of charge, Sabra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through their website, www.sec.gov.
For more information, contact Harold W. Andrews, Jr., Executive Vice President, Chief Financial Officer and Secretary at
(949) 679-0243.

1

SABRA HEALTH CARE REIT, INC.
COMPANY FACT SHEET
Company Profile
Sabra Health Care REIT, Inc., a Maryland corporation (“Sabra,” the “Company” or “we”), operates as a self-administered, self-managed real estate investment trust (“REIT”) that, through its subsidiaries, owns and invests in real estate serving the healthcare industry. Sabra primarily generates revenues by leasing properties to tenants and operators throughout the United States.
As of December 31, 2012, Sabra's portfolio included 119 real estate properties held for investment and leased to operators/tenants under triple-net lease agreements (consisting of (i) 96 skilled nursing/post-acute facilities, (ii) 22 senior housing facilities, and (iii) one acute care hospital), one asset held for sale and two mortgage loans. As of December 31, 2012, Sabra's real estate properties held for investment had a total of 12,382 licensed beds, or units, spread across 27 states.
Objectives and Strategies
Sabra expects to continue to grow its portfolio primarily through the acquisition of senior housing and memory care facilities and with a secondary focus on acquiring skilled nursing facilities. Sabra also expects to continue to originate financing secured directly or indirectly by healthcare facilities. As Sabra acquires additional properties and expands its portfolio, Sabra expects to further diversify by tenant, asset class and geography within the healthcare sector. Sabra employs a disciplined, opportunistic approach in its healthcare real estate investment strategy by investing in assets that provide attractive opportunities for dividend growth and appreciation of asset values, while maintaining balance sheet strength and liquidity, thereby creating long-term stockholder value.

Market Facts (as of December 31, 2012)		Portfolio Information (as of December 31, 2012)
Stock Information		Investments
Closing Price:	$21.72	Equity Investments
52-week range:	$11.91 - $22.86	Skilled Nursing/Post-Acute	96
Market Capitalization:	$805.8 million	Senior Housing	22
Enterprise Value:	$1.4 billion	Acute Care Hospital	1
Outstanding Shares:	37.1 million		119
Ticker symbol:	SBRA	Debt Investments	2
Stock Exchange:	NASDAQ	Assets Held for Sale	1
		Total Investments	122

Credit Ratings		Bed/Unit Count (Held for Investment)
Moody's:	B1 (stable)	Skilled Nursing/Post-Acute	10,826
S&P:		Senior Housing	1,486
Corporate Rating	B+ (stable)	Acute Care Hospital	70
Senior Notes Rating	BB-	Total Beds/Units	12,382

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Revenues	$28,288	$26,349	$103,170	$84,225
EBITDA	$23,487	$22,120	$86,781	$69,752
Net income	$3,959	$7,163	$19,513	$12,842
FFO	$14,347	$14,528	$52,257	$39,433
AFFO	$15,759	$15,259	$60,287	$47,142
Normalized AFFO	$15,606	$13,665	$60,134	$45,858
Per share data:
Diluted EPS	$0.11	$0.19	$0.52	$0.43
Diluted FFO	$0.38	$0.39	$1.40	$1.31
Diluted AFFO	$0.42	$0.41	$1.59	$1.55
Diluted Normalized AFFO	$0.41	$0.37	$1.59	$1.51
Weighted-average number of common shares outstanding, diluted:
EPS & FFO	37,594,583	37,052,574	37,321,517	30,171,225
AFFO & Normalized AFFO	37,917,964	37,248,402	37,829,421	30,399,132

Net cash flow from operations	$8,350	$10,196	$56,252	$44,705

	December 31, 2012	December 31, 2011
Real Estate Portfolio
Total Equity Investments (#)	119	96
Total Equity Investments, gross ($)	$956,360	$760,469
Total Licensed Beds/Units	12,382	10,701
Weighted Average Remaining Lease Term (in months)	132	144
Total Assets Held for Sale (#)	1	1
Total Assets Held for Sale, gross ($)	$2,208	$6,585
Total Debt Investments (#)	2	—
Total Debt Investments, gross ($) (1)	$12,022	$—

	Three Months Ended December 31, 2012	Twelve Months Ended December 31, 2012
EBITDARM Coverage (2)	1.83x	1.77x
EBITDAR Coverage (2)	1.60x	1.50x

	December 31, 2012	December 31, 2011
Debt
Book Value
Fixed Rate Debt	$425,039	$319,783
Variable Rate Debt	150,449	59,159
Total Debt	$575,488	$378,942
Weighted Average Effective Rate
Fixed Rate Debt	7.01%	7.55%
Variable Rate Debt	4.21%	5.50%
Total Debt	6.28%	7.24%

% of Total
Fixed Rate Debt	73.9%	84.6%
Variable Rate Debt	26.1%	15.4%
Total Debt	100.0%	100.0%

Availability Under Credit Facility:	$109,130	$100,000
Available Liquidity (Unrestricted Cash and Availability Under Credit Facility)	$126,231	$142,250

(1) Total Debt Investments, gross consists of principal of $12.0 million plus capitalized origination fees of $0.1 million.
(2) EBITDARM and EBITDAR and related coverages for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities and exclude the impact of strategic disposition candidates and facilities held for sale. All facility financial performance data are presented one month in arrears.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
2013 OUTLOOK

	Low	High
Net income	$1.03	$1.07
Add:
Depreciation and amortization of real estate assets	0.82	0.82

Funds from Operations (FFO)	$1.85	$1.89

Acquisition pursuit costs	0.04	0.04
Stock-based compensation expense	0.11	0.11
Straight-line rental income adjustments	(0.32)	(0.32)
Amortization of deferred financing costs	0.08	0.08
Amortization of debt premium	(0.02)	(0.02)

Adjusted Funds from Operations (AFFO)	$1.74	$1.78

The Company's guidance excludes the impact of investments that may be made during 2013. The Company does, however, expect to make investments of between $150.0 million and $200.0 million during 2013, with a significant portion closing in the latter part of the year and with a continued focus on senior housing and memory care facilities. Investments in 2013 are expected to be funded with existing cash, borrowings available under the secured revolving credit facility or the proceeds from additional issuances of common stock (through an At-the-Market common equity offering program or through other equity issuances), debt or other securities.
Except as otherwise noted above, the foregoing projections reflect management's view of current and future market conditions. There can be no assurance that the Company's actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Revenues:
Rental income	$27,838	$23,195	$101,742	$80,678
Interest income	450	3,154	1,428	3,547

Total revenues	28,288	26,349	103,170	84,225

Expenses:
Depreciation and amortization	7,907	7,365	30,263	26,591
Interest	11,621	7,592	37,005	30,319
General and administrative	4,516	4,229	16,104	14,473
Impairment	2,481	—	2,481	—

Total expenses	26,525	19,186	85,853	71,383

Other income	2,196	—	2,196	—

Net income	$3,959	$7,163	$19,513	$12,842

Net income per common share, basic	$0.11	$0.19	$0.53	$0.43

Net income per common share, diluted	$0.11	$0.19	$0.52	$0.43

Weighted-average number of common shares outstanding, basic	37,106,473	36,965,431	37,061,111	30,109,417

Weighted-average number of common shares outstanding, diluted	37,594,583	37,052,574	37,321,517	30,171,225

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except per share amounts)

	December 31,
	2012	2011

Assets
Real estate investments, net of accumulated depreciation of $129,479 and $107,331 as of December 31, 2012 and 2011, respectively	$827,135	$653,377
Loans receivable, net	12,017	—
Cash and cash equivalents	17,101	42,250
Restricted cash	4,589	6,093
Deferred tax assets	24,212	25,540
Assets held for sale, net	2,215	5,243
Prepaid expenses, deferred financing costs and other assets	29,613	17,147
Total assets	$916,882	$749,650
Liabilities and stockholders’ equity
Mortgage notes payable	$152,322	$153,942
Secured revolving credit facility	92,500	—
Senior unsecured notes payable	330,666	225,000
Liabilities related to assets held for sale	—	4,485
Accounts payable and accrued liabilities	11,694	14,110
Tax liability	24,212	25,540
Total liabilities	611,394	423,077

Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2012 and 2011	—	—
Common stock, $.01 par value; 125,000,000 shares authorized, 37,099,209 and 36,891,712 shares issued and outstanding as of December 31, 2012 and 2011, respectively	371	369
Additional paid-in capital	353,861	344,995
Cumulative distributions in excess of net income	(48,744)	(18,791)
Total stockholders’ equity	305,488	326,573
Total liabilities and stockholders’ equity	$916,882	$749,650

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011
Cash flows from operating activities:
Net income	$19,513	$12,842
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	30,263	26,591
Non-cash interest income adjustments	24	—
Amortization of deferred financing costs	3,800	1,998
Stock-based compensation expense	8,279	4,600
Amortization of premium on notes payable	(500)	(15)
Amortization of premium on senior unsecured notes	(334)	—
Straight-line rental income adjustments	(4,893)	(2,092)
Impairment charge	2,481	—
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(82)	(1,035)
Accounts payable and accrued liabilities	1,321	5,695
Restricted cash	(3,620)	(3,879)

Net cash provided by operating activities	56,252	44,705
Cash flows from investing activities:
Acquisitions of real estate	(205,424)	(204,500)
Origination of loans receivable	(22,180)	—
Acquisition of note receivable	—	(5,348)
Additions to real estate	(1,046)	(86)
Repayment of note receivable	10,000	5,348

Net cash used in investing activities	(218,650)	(204,586)
Cash flows from financing activities:
Proceeds from secured revolving credit facility	135,000	—
Proceeds from mortgage notes payable	56,651	—
Proceeds from issuance of senior unsecured notes	106,000	—
Payments on secured revolving credit facility	(42,500)	—
Principal payments on mortgage notes payable	(62,226)	(3,027)
Payments of deferred financing costs	(6,800)	(677)
Issuance of common stock	53	163,242
Dividends paid	(48,929)	(31,640)

Net cash provided by financing activities	137,249	127,898

Net decrease in cash and cash equivalents	(25,149)	(31,983)
Cash and cash equivalents, beginning of period	42,250	74,233

Cash and cash equivalents, end of period	$17,101	$42,250
Supplemental disclosure of cash flow information:
Interest paid	$32,613	$28,557

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NET INCOME TO EBITDA, FUNDS FROM OPERATIONS (FFO),
ADJUSTED FUNDS FROM OPERATIONS (AFFO) AND NORMALIZED AFFO
(in thousands, except share and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Net income	$3,959	$7,163	$19,513	$12,842
Interest expense	11,621	7,592	37,005	30,319
Depreciation and amortization	7,907	7,365	30,263	26,591

EBITDA	$23,487	$22,120	$86,781	$69,752

Net income	$3,959	$7,163	$19,513	$12,842
Add:
Depreciation of real estate assets	7,907	7,365	30,263	26,591
Impairment	2,481	—	2,481	—

Funds from Operations (FFO)	$14,347	$14,528	$52,257	$39,433

Acquisition pursuit costs	415	264	1,654	3,218
Stock-based compensation expense	2,530	1,351	8,279	4,600
Straight-line rental income adjustments	(2,036)	(1,372)	(4,893)	(2,092)
Amortization of deferred financing costs	1,180	491	3,800	1,998
Amortization of debt premium	(683)	(3)	(834)	(15)
Non-cash interest income adjustments	6	—	24	—

Adjusted Funds from Operations (AFFO)	$15,759	$15,259	$60,287	$47,142

Consent fee	(2,196)	—	(2,196)	—
Prepayment penalty fees	2,043	—	2,043	—
Start-up costs	—	—	—	310
Hillside Terrace interest income, net of expense	—	(1,594)	—	(1,594)

Normalized AFFO	$15,606	$13,665	$60,134	$45,858

Net income per diluted common share	$0.11	$0.19	$0.52	$0.43

FFO per diluted common share	$0.38	$0.39	$1.40	$1.31

AFFO per diluted common share	$0.42	$0.41	$1.59	$1.55

Normalized AFFO per diluted common share	$0.41	$0.37	$1.59	$1.51

Weighted average number of common shares outstanding, diluted
Net income and FFO	37,594,583	37,052,574	37,321,517	30,171,225
AFFO and Normalized AFFO	37,917,964	37,248,402	37,829,421	30,399,132

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
CAPITALIZATION
(in thousands, except share and per share amounts)

Debt	December 31,
	2012	2011
Secured mortgage debt	$152,322	$153,942
Senior unsecured notes	330,666	225,000
Revolving credit facility	92,500	—
Debt related to assets held for sale	—	4,456

Total debt	$575,488	$383,398

Enterprise Value
As of December 31, 2012	Shares Outstanding	Price	Value
Common stock	37,099,209	$21.72	$805,795
Total debt			575,488
Cash and cash equivalents			(17,101)

Total enterprise value			$1,364,182

As of December 31, 2011	Shares Outstanding	Price	Value
Common stock	36,891,712	$12.09	$446,021
Total debt			383,398
Cash and cash equivalents			(42,250)

Total enterprise value			$787,169

Common Stock and Equivalents
	Weighted Avg. Common Shares
	Three Months Ended December 31, 2012		Year Ended December 31, 2012
	EPS & FFO	AFFO & Normalized AFFO	EPS & FFO	AFFO & Normalized AFFO
Common stock	37,070,152	37,070,152	37,023,114	37,023,114
Common equivalents	36,321	36,321	37,997	37,997

Basic common and common equivalents	37,106,473	37,106,473	37,061,111	37,061,111
Dilutive securities:
Restricted stock and units	456,703	767,058	250,156	753,579
Options	31,407	44,433	10,250	14,731

Diluted common and common equivalents	37,594,583	37,917,964	37,321,517	37,829,421

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
INDEBTEDNESS
December 31, 2012
(dollars in thousands)

	Principal	Weighted Average Effective Rate	% of Total
Fixed rate debt
Secured mortgage debt (1)	$94,373	4.43%	16.4%
Unsecured senior notes (2)	330,666	7.75%	57.5%

Total fixed rate debt	425,039	7.01%	73.9%

Variable rate debt
Secured mortgage debt(3)	57,949	5.00%	10.1%
Revolving credit facility (4)	92,500	3.71%	16.0%

Total variable rate debt	150,449	4.21%	26.1%

Total debt	$575,488	6.28%	100.0%

Secured debt
Secured mortgage debt	$152,322	4.65%	26.5%
Revolving credit facility (4)	92,500	3.71%	16.0%

Total secured debt	244,822	4.29%	42.5%

Unsecured debt
Unsecured senior notes (2)	330,666	7.75%	57.5%

Total unsecured debt	330,666	7.75%	57.5%

Total debt	$575,488	6.28%	100.0%

(1)Fixed rate secured mortgage debt includes $30.7 million which converts to a variable interest rate based on 90-day LIBOR plus 4.0% (1.00% floor) effective January 2014. This debt matures in August 2015.
(2)Unsecured senior notes includes $5.7 million of notes premium.
(3)Variable rate secured mortgage debt interest is based on 90-day LIBOR plus 4.0% (1.00% floor).
(4)Borrowings under the revolving credit facility bear interest on the outstanding principal amount at a rate equal to, at our option, LIBOR plus 3.00% to 4.00% or a Base Rate plus 2.00% to 3.00%. The actual interest rate within the applicable range is determined based on our then applicable Consolidated Leverage Ratio.

	Maturities
	Secured Mortgage Debt		Unsecured Senior Notes		Revolving Credit Facility		Total
	Principal	Rate (5)	Principal	Rate (5)	Principal	Rate (5)	Principal	Rate
2013	$3,946	4.70%	$—	—	$—	—	$3,946	4.70%
2014	4,146	4.69%	—	—	—	—	4,146	4.69%
2015	86,522	4.20%	—	—	92,500	3.71%	179,022	3.95%
2016	2,138	3.22%	—	—	—	—	2,138	3.22%
2017	2,230	3.18%	—	—	—	—	2,230	3.18%
2018	2,326	3.13%	325,000	8.13%	—	—	327,326	8.09%
2019	2,429	3.07%	—	—	—	—	2,429	3.07%
2020	2,538	3.00%	—	—	—	—	2,538	3.00%
2021	2,656	2.91%	—	—	—	—	2,656	2.91%
2022	2,781	2.80%	—	—	—	—	2,781	2.80%
Thereafter	40,610	2.46%	—	—	—	—	40,610	2.46%
	152,322		325,000		92,500		569,822
Mortgage premium	—		5,666		—		5,666
Total debt	$152,322		$330,666		$92,500		$575,488
Weighted average maturity in years	12.3		5.8		2.1		7.0
Weighted average effective interest rate	4.65%		7.75%		3.71%		6.28%

(5) Represents actual contractual interest rates.

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
DEBT COVENANTS
(dollars in millions)

			December 31, 2012	December 31, 2011
	Minimum	Maximum	Actual	Actual
Credit Facility:
Consolidated Leverage Ratio		5.75x	4.71x	4.26x
Consolidated Fixed Charge Coverage Ratio	1.75x		2.92x	2.87x
Consolidated Tangible Net Worth	$342.0		$422.4	$425.9

Unsecured Senior Notes:
Total Debt/ Asset Value		60%	48%	39%
Secured Debt/ Asset Value		40%	21%	16%
Unencumbered Assets/ Unsecured Debt	150%		183%	227%
Minimum Interest Coverage	2.00x		3.22x	3.17x
Note: All covenants are based on terms defined in the related credit agreement and unsecured senior notes indenture. Asset Value and Unencumbered Assets used for debt covenant calculation purposes include a value for the initial real estate portfolio obtained in the separation from Sun, which is calculated by dividing the total initial annual rental revenue from this portfolio by an assumed 9.75% capitalization rate. This results in an assumed total portfolio value for the initial real estate portfolio of $720 million.

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
PORTFOLIO SUMMARY — ALL INVESTMENTS
December 31, 2012
(dollars in thousands)

			Rental Income		Number of Licensed Beds/Units	Occupancy Percentage
	Number of Properties		Three Months Ended December 31,			Three Months Ended December 31,
Facility Type		Investment	2012	2011		2012	2011
Skilled Nursing/Post-Acute	96	$746,510	$23,712	$20,438	10,826	88.9%	88.9%
Senior Housing	22	148,210	2,478	1,109	1,486	85.0%	83.6%
Acute Care Hospital	1	61,640	1,648	1,648	70	62.9%	66.2%
Total (1)	119	$956,360	$27,838	$23,195	12,382	88.2%	88.4%

Loan Type	Number of Loans	Facility Type	Principal Balance as of December 31, 2012	Book Value as of December 31, 2012	Contractual Interest Rate	Annualized Effective Interest Rate	Interest Income Three Months Ended December 31, 2012	Maturity Date
Mortgage	2	Skilled Nursing / Assisted Living	$11,965	$12,017	8.5%	8.4%	$261	Various

	Three Months Ended December 31,				Year Ended December 31,
	2012		2011		2012		2011
Facility Type	EBITDARM Coverage	EBITDAR Coverage	EBITDARM Coverage	EBITDAR Coverage	EBITDARM Coverage	EBITDAR Coverage	EBITDARM Coverage	EBITDAR Coverage
Skilled Nursing/Post-Acute	1.83x	1.59x	1.91x	1.59x	1.75x	1.45x	2.09x	1.74x
Senior Housing (2) (3)	1.55x	1.36x	1.69x	1.55x	1.40x	1.21x	1.63x	1.73x
Acute Care Hospital	2.46x	2.39x	2.36x	2.29x	3.03x	2.93x	2.06x	1.96x

Total (1)	1.83x	1.60x	1.93x	1.63x	1.77x	1.50x	2.06x	1.76x

	Year Ended December 31,
Total Revenue	2012	2011
Genesis	70.6%	76.4%
Cadia Portfolio	10.3	11.4
Texas Regional Medical Center	6.4	7.1
Aurora Portfolio	3.5	2.4
Pennsylvania Subacute Portfolio	2.5	—
Encore Portfolio	1.6	—
Oakbrook	1.2	—
Other	3.9	2.7
Total	100.0%	100.0%

(1) Occupancy percentage, EBITDARM, EBITDAR and related coverages are only included in periods subsequent to our acquisition of the facilities for facilities with new tenants/operators and excludes the impact of strategic disposition candidates and facilities held for sale. All facility financial performance data are presented one month in arrears.
(2) Excluding the impact of Age Well (formerly known as Creekside), which was not stabilized as of December 31, 2012, the three months ended December 31, 2012, EBITDARM Coverage and EBITDAR Coverage for Senior Housing facilities would have been 1.62x and 1.42x, respectively; and for the year ended December 31, 2012, EBITDARM Coverage and EBITDAR Coverage for Senior Housing facilities would have been 1.47x and 1.27x, respectively. See reporting definition for definitions of EBITDARM Coverage and EBITDAR Coverage.
(3) During the three months and year ended December 31, 2011, 8 of the Company's 9 Senior Housing Facilities were leased to subsidiaries of Sun and therefore subject to the guarantee from Sun. As a result, the EBITDAR coverage reflects the impact of the Sun guarantee and the EBITDAR generated by all other Sun operations. Excluding the impact of the Sun guarantee, EBITDAR coverage for the three months and year ended December 31, 2011 would have been 1.39x and 1.33x, respectively.

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.
PORTFOLIO SUMMARY - SAME STORE (1)
December 31, 2012
(dollars in thousands)

		Three Months Ended December 31,
		Rental Income		Occupancy Percentage		Skilled Mix
Facility Type	Number of Properties	2012	2011	2012	2011	2012	2011
Skilled Nursing/Post-Acute	84	$21,150	$20,163	88.7%	88.9%	37.1%	40.1%
Senior Housing	8	1,153	1,081	85.8%	83.7%	N/A	N/A
Acute Care Hospital	1	1,648	1,648	62.9%	66.2%	N/A	N/A
Total	93	$23,951	$22,892	88.3%	88.4%	37.1%	40.1%

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2012		2011		2012		2011
Facility Type	EBITDARM Coverage	EBITDAR Coverage	EBITDARM Coverage	EBITDAR Coverage	EBITDARM Coverage	EBITDAR Coverage	EBITDARM Coverage	EBITDAR Coverage
Skilled Nursing/Post-Acute	1.83x	1.62x	1.91x	1.59x	1.75x	1.47x	2.09x	1.75x
Senior Housing (2)	1.77x	1.57x	1.69x	1.55x	1.64x	1.47x	1.63x	1.73x
Acute Care Hospital	2.46x	2.39x	2.36x	2.29x	3.03x	2.93x	2.06x	1.96x
Total	1.87x	1.67x	1.93x	1.63x	1.83x	1.57x	2.06x	1.76x

(1) Same Store statistics consist of facilities held or acquired before October 1, 2011 and exclude the impact of strategic disposition candidates and facilities held for sale.
(2) During the three months and year ended December 31, 2011, the Senior Housing Facilities included above were all leased to subsidiaries of Sun and therefore subject to the guarantee from Sun. As a result, the EBITDAR coverage reflects the impact of the Sun guarantee and the EBITDAR generated by all other Sun operations. Excluding the impact of the Sun guarantee, EBITDAR coverage for the three months and year ended December 31, 2011 would have been 1.39x and 1.33x, respectively.

See reporting definitions.	13

SABRA HEALTH CARE REIT, INC.
INVESTMENT ACTIVITY
For the Twelve Months Ended December 31, 2012
(dollars in millions)

	Acquisition Date	Facility Type	Beds	Investment Amount	Initial Cash Yield
Real Estate Investments
Pennsylvania Subacute Portfolio	03/30/12	Skilled Nursing	120	$29.9	9.50%
Ridgecrest Manor	05/01/12	Skilled Nursing	120	5.7	11.00
Aurora II Portfolio (1)	06/01/12	Skilled Nursing	327	20.0	10.18
New Dawn Memory Care	09/20/12	Senior Housing	48	16.0	8.00
Independence Village at Frankenmuth	09/21/12	Senior Housing	249	26.5	8.00
Meridian Portfolio (2)	11/30/12	Senior Housing/Skilled Nursing	394	33.0	9.00
Camden Care Center	11/30/12	Skilled Nursing	87	7.2	10.00
Retirement Living	12/14/12	Senior Housing	322	49.0	8.00
Stoney River Marshfield (3)	12/18/12	Senior Housing	60	8.2	8.00
Total real estate investments			1,727	$195.5	8.78%
Debt Investments
Meridian Mezzanine Loan (2)	03/15/12	Senior Housing/Skilled Nursing		$10.0	11.00%
Onion Creek Mortgage Loan (4)	06/22/12	Skilled Nursing		11.0	8.50
First Phoenix Mortgage Loan (5)	08/16/12	Senior Housing		1.0	9.00
Total debt investments				$22.0	9.66%

Total Investments				$217.5	8.78%
Annualized Revenue Concentration (6)
Annualized Revenue by Asset Class (6)
(1) The total funds paid at closing was $21.8 million, which included $1.8 million in deferred purchase price related to the original Aurora acquisition.
(2) Included an option to purchase three skilled nursing facilities and one assisted living facility located in Texas, which was exercised on November 30, 2012. The total funds paid on November 30, 2012 was $33.0 million, which was net of the $10.0 million Meridian Mezzanine loan.
(3) Excludes contingent consideration valued at $1.3 million as of December 31, 2012.
(4) Includes an option to purchase one skilled nursing facility located in Texas.
(5) Pre-development funding for amount included in pipeline agreement.
(6) December 31, 2011 information excludes interest income on the Hillside Terrace Mortgage Note, which we acquired on March 25, 2011 and which was subsequently repaid on December 5, 2011.

See reporting definitions.	14

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS
December 31, 2012

  Property Type

	Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospital	Total	% of Total
New Hampshire	14	2	—	16	13.4%
Kentucky	13	2	—	15	12.6
Connecticut	12	1	—	13	10.9
Michigan	—	10	—	10	8.4
Ohio	8	—	—	8	6.7
Texas	6	1	1	8	6.7
Florida	5	—	—	5	4.2
Oklahoma	3	1	—	4	3.4
Delaware	4	—	—	4	3.4
Montana	4	—	—	4	3.4
Other (17 states)	27	5	—	32	26.9

Total	96	22	1	119	100.0%

Distribution of Licensed Beds/Units

	Total Number of Properties	Bed Type
		Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospital	Total	% of Total
Connecticut	13	1,770	49	—	1,819	14.7%
New Hampshire	16	1,470	203	—	1,673	13.5
Kentucky	15	1,020	128	—	1,148	9.3
Ohio	8	897	—	—	897	7.2
Texas	8	720	34	70	824	6.7
Florida	5	660	—	—	660	5.3
Michigan	10	—	571	—	571	4.6
Montana	4	538	—	—	538	4.3
Delaware	4	500	—	—	500	4.0
Colorado	3	362	48	—	410	3.3
Other (17 states)	33	2,889	453	—	3,342	27.1

Total	119	10,826	1,486	70	12,382	100.0%

% of Total beds/units		87.4%	12.0%	0.6%	100.0%

See reporting definitions.	15

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS
December 31, 2012
(dollars in thousands)

Investment

	Total Number of Properties	Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospital	Total	% of Total
Connecticut	13	$143,992	$7,999	$—	$151,991	15.9%
Texas	8	65,795	1,396	61,640	128,831	13.5
Delaware	4	95,780	—	—	95,780	10.0
New Hampshire	16	76,992	12,792	—	89,784	9.4
Michigan	10	—	73,968	—	73,968	7.7
Kentucky	15	59,350	10,489	—	69,839	7.3
Colorado	3	28,852	15,702	—	44,554	4.7
Montana	4	42,729	—	—	42,729	4.5
Ohio	8	42,612	—	—	42,612	4.5
Florida	5	30,748	—	—	30,748	3.2
Other (17 states)	33	159,660	25,864		185,524	19.3

Total	119	$746,510	$148,210	$61,640	$956,360	100.0%

% of Total Properties		78.1%	15.5%	6.4%	100.0%

See reporting definitions.	16

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS
December 31, 2012
(dollars in thousands)

Rental Income - Three Months Ended December 31, 2012

	Total Number of Properties	Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospital	Total	% of Total
Connecticut	13	$3,519	$77	$—	$3,596	12.9%
New Hampshire	16	3,172	354	—	3,526	12.7
Texas	8	1,116	8	1,648	2,772	10.0
Kentucky	15	2,611	132	—	2,743	9.9
Delaware	4	2,645	—	—	2,645	9.5
Florida	5	2,046	—	—	2,046	7.3
Montana	4	1,371	—	—	1,371	4.9
Ohio	8	1,366	—	—	1,366	4.9
Colorado	3	866	367	—	1,233	4.4
Pennsylvania	2	847	—	—	847	3.0
Other (17 states)	41	4,153	1,540	—	5,693	20.5

Total	119	$23,712	$2,478	$1,648	$27,838	100.0%

% of Total Properties		85.2%	8.9%	5.9%	100.0%

Rental Income - Twelve Months Ended December 31, 2012

	Total Number of Properties	Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospital	Total	% of Total
New Hampshire	16	$12,074	$1,360	$—	$13,434	13.2%
Connecticut	13	12,854	298	—	13,152	12.9
Kentucky	15	10,075	509	—	10,584	10.4
Delaware	4	10,578	—	—	10,578	10.4
Texas	8	3,320	8	6,593	9,921	9.8
Florida	5	7,947	—	—	7,947	7.8
Ohio	8	5,304	—	—	5,304	5.2
Montana	4	5,283	—	—	5,283	5.2
Colorado	3	3,353	412	—	3,765	3.7
Idaho	3	2,922	—	—	2,922	2.9
Other (17 states)	40	15,323	3,529	—	18,852	18.5

Total	119	$89,033	$6,116	$6,593	$101,742	100.0%

% of Total Properties		87.5%	6.0%	6.5%	100.0%

See reporting definitions.	17

SABRA HEALTH CARE REIT, INC.
HISTORICAL SKILLED MIX AND OCCUPANCY PERCENTAGE

	Skilled Mix Percentage (1)
	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011	2010
Skilled Nursing	36.4%	39.9%	37.7%	41.8%	39.5%

	Occupancy Percentage (1)
	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011	2010
Skilled Nursing/Post-Acute	88.9%	88.9%	89.0%	89.1%	89.0%
Senior Housing	85.0	83.6	84.4	82.7	84.4
Acute Care Hospital	62.9	66.2	66.5	71.8	N/A

Weighted Average	88.2%	88.4%	88.3%	88.5%	88.6%

(1) Skilled mix and occupancy percentage for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities and exclude the impact of strategic disposition candidates and facilities held for sale. All facility financial performance data are presented one month in arrears.

See reporting definitions.	18

SABRA HEALTH CARE REIT, INC.
PORTFOLIO LEASE EXPIRATIONS
December 31, 2012

	2013 - 2019	2020	2021	2022	2023	2024	2025	Thereafter	Total
Skilled Nursing/Post-Acute
Properties	—	29	30	12	—	1	5	19	96
Licensed Beds/Units	—	3,191	3,508	869	—	360	734	2,164	10,826
Annualized Revenues	$—	$27,575	$30,831	$10,072	$—	$2,134	$6,245	$27,745	$104,602
Senior Housing
Properties	—	2	3	14	—	—	2	1	22
Licensed Beds/Units	—	251	197	807	—	—	197	34	1,486
Annualized Revenues	—	1,974	1,492	9,718	—	—	1,465	99	14,748
Acute Care Hospital
Properties	—	—	—	—	—	—	—	1	1
Licensed Beds/Units	—	—	—	—	—	—	—	70	70
Annualized Revenues	—	—	—	—	—	—	—	6,593	6,593

Total Properties	—	31	33	26	—	1	7	21	119

Total Licensed Beds/Units	—	3,442	3,705	1,676	—	360	931	2,268	12,382

Total Annualized Revenues	$—	$29,549	$32,323	$19,790	$—	$2,134	$7,710	$34,437	$125,943

% of Revenue	—%	23.5%	25.7%	15.7%	—%	1.7%	6.1%	27.3%	100.0%

See reporting definitions.	19

SABRA HEALTH CARE REIT, INC.
RECENT ACQUISITION ACTIVITY

Stoney River Marshfield

• Acquisition Date:	December 18, 2012

• Purchase Price:	$8.2 million (1)

• Investment Type:	Equity

• Property Type:	Assisted Living Facility

• Location:	Wisconsin

• Available Beds:	60

• Annualized GAAP Rental Income:	$0.8 million

• Initial Cash Yield:	8.00%

(1) Excludes contingent consideration valued at $1.3 million as of December 31, 2012.

See reporting definitions.	20

SABRA HEALTH CARE REIT, INC.
RECENT ACQUISITION ACTIVITY

Retirement Living Portfolio

• Acquisition Date:	December 14, 2012

• Purchase Price:	$49.0 million

• Number of Facilities:	9

• Investment Type:	Equity

• Property Type:	Senior Housing

• Location:	Michigan

• Available Beds:	322

• Annualized GAAP Rental Income:	$4.5 million

• Initial Cash Yield:	8.00%

See reporting definitions.	21

SABRA HEALTH CARE REIT, INC.
RECENT ACQUISITION ACTIVITY

Meridian Portfolio

• Acquisition Date:	November 30, 2012

• Purchase Price:	$43.0 million (1)

• Number of Facilities:	4

• Investment Type:	Equity

• Property Type:	Skilled Nursing (3) and Assisted Living (1)

• Location:	Texas

• Available Beds:	394

• Annualized GAAP Rental Income:	$4.7 million

• Initial Cash Yield:	9.00%

(1) The total purchase price for these facilities was $43.0 million. At closing, the $10.0 million mezzanine loan Sabra had provided to the sellers was repaid, resulting in Sabra funding a net $33.0 million.

See reporting definitions.	22

SABRA HEALTH CARE REIT, INC.
RECENT ACQUISITION ACTIVITY

Camden Care Center

• Acquisition Date:	November 30, 2012

• Purchase Price:	$7.2 million

• Investment Type:	Equity

• Property Type:	Skilled Nursing Facility

• Location:	Minnesota

• Available Beds:	87

• Annualized GAAP Rental Income:	$0.9 million

• Initial Cash Yield:	10.00%

See reporting definitions.	23

SABRA HEALTH CARE REIT, INC.
ACQUISITION ACTIVITY AFTER DECEMBER 31, 2012

New Dawn Sun City West Mortgage Loan

• Funding Date:	February 4, 2013

• Loan Amount:	$12.8 million

• Investment Type:	Debt (with purchase option)

• Property Type:	Memory Care Facility

• Location:	Arizona

• Available Units:	48

• Annualized GAAP Interest Income:	$1.2 million

• Initial Cash Yield:	9.00%

See reporting definitions.	24

SABRA HEALTH CARE REIT, INC.
RECENT ACQUISITION ACTIVITY — PRO FORMA INFORMATION
(dollars in thousands, except per share amounts)

Note: The following pro forma information assumes all 2012 investments, the refinance of six mortgage notes, pay off of one mortgage note, the amendment to the Sun lease agreements in connection with the acquisition of Sun by Genesis, the additional $100.0 million aggregate principal amount of senior notes issued and the origination of the New Dawn Sun City West Mortgage Loan were completed as of January 1, 2012.

Pro Forma Net Income, FFO, AFFO, and Normalized AFFO

	Three Months Ended December 31, 2012	Year Ended December 31, 2012
Net income	$3,959	$19,513
Revenues - real estate and debt investments	3,743	25,025
Depreciation and amortization - acquisitions (estimated)	(522)	(3,963)
Interest (estimated)	1,612	(3,867)
Amortization of deferred financing costs (estimated)	404	818
Amortization of debt premium (estimated)	(488)	(37)
Pro forma net income	$8,708	$37,489

Pro forma net income	$8,708	$37,489
Add:
Depreciation of real estate assets (estimated)	8,429	34,226
Impairment	2,481	2,481
Pro forma FFO	$19,618	$74,196
Straight-line rental income adjustments	(3,860)	(14,917)
Acquisition pursuit costs	415	1,654
Stock-based compensation expense	2,530	8,279
Amortization of deferred financing costs (estimated)	776	2,982
Amortization of debt premium (estimated)	(195)	(797)
Non-cash interest income adjustments	3	5
Pro forma AFFO	$19,287	$71,402
Consent fee	(2,196)	(2,196)
Normalized AFFO	$17,091	$69,206

Pro forma per diluted common share:

Net income	$0.23	$1.00

FFO	$0.52	$1.99

AFFO	$0.51	$1.89

Normalized AFFO	$0.45	$1.83

Weighted average number of common shares outstanding, diluted
Pro forma net income and FFO	37,594,583	37,321,517
Pro forma AFFO and Normalized AFFO	37,917,964	37,829,421

SABRA HEALTH CARE REIT, INC.
ACTIVITY AFTER DECEMBER 31, 2012 — PRO FORMA INFORMATION

Pro Forma Debt Covenants

	Minimum	Maximum	Pro Forma
Credit Facility:
Consolidated Leverage Ratio		5.75x	4.68x
Consolidated Fixed Charge Coverage Ratio	1.75x		2.95x
Consolidated Tangible Net Worth	$342.0		$422.4

Unsecured Senior Notes:
Total Debt/ Asset Value		60%	48%
Secured Debt/ Asset Value		40%	21%
Unencumbered Assets/ Unsecured Debt	150%		183%
Minimum Interest Coverage	2.00x		3.22x

Pro Forma Annualized Revenue Concentration

Pro Forma Annualized Revenue by Asset Class

See reporting definitions.	25

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

Acute Care Hospital. A facility designed to provide extended medical and rehabilitation care for patients who are clinically complex and have multiple acute or chronic conditions.
Annualized Revenues. The annual straight-line rental revenues under leases. Annualized Revenues do not include tenant recoveries or additional rents.  The Company uses Annualized Revenues for the purpose of determining tenant concentrations and lease expirations.
EBITDA. The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity. The Company uses EBITDA to measure both its operating performance and liquidity. By excluding interest expense, EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. As a liquidity measure, the Company believes that EBITDA helps investors analyze the Company’s ability to meet its interest payments on outstanding debt. The Company believes investors should consider EBITDA in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and against other companies. EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments. While EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of EBITDA may not be comparable to similar measures reported by other companies.
EBITDAR. Earnings before interest, taxes, depreciation, amortization and rent (“EBITDAR”) for a particular facility accruing to the operator/tenant of the property (not the Company) for the period presented plus EBITDAR (excluding one-time adjustments) for the period presented for all other operations of any entities that guarantee the tenants' lease obligations to the Company (if applicable). The Company uses EBITDAR in determining EBITDAR Coverage. EBITDAR has limitations as an analytical tool. EBITDAR does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDAR does not represent a property's net income or cash flow from operations and should not be considered an alternative to those indicators. The Company receives EBITDAR and other information from its operators/tenants and relevant guarantors and utilizes EBITDAR as a supplemental measure of their ability to generate sufficient liquidity to meet related obligations to the Company. All facility and tenant financial performance data is derived solely from information provided by operators/tenants and guarantors without independent verification by the Company and is presented one month in arrears. The Company includes EBITDAR with respect to a property if the property was operated at any time during the period presented subject to a lease with the Company. EBITDAR for facilities with new tenants/operators are only included in periods subsequent to the Company's acquisition of the facilities. EBITDAR excludes the impact of strategic disposition candidates and facilities held for sale.
EBITDAR Coverage. EBITDAR for the trailing 3 and 12 month periods prior to and including the period presented divided by the same period cash rent for all of our facilities plus rent expense for other operations of any entity that guarantees the tenants' lease obligation to the Company. EBITDAR Coverage is a supplemental measure of an operator/tenant's and relevant guarantor's ability to meet their cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. All facility and tenant data are derived solely from information provided by operators/tenants and guarantors without independent verification by the Company. All such data is presented one month in arrears and excludes the impact of strategic disposition candidates and facilities held for sale.
EBITDARM. Earnings before interest, taxes, depreciation, amortization, rent and management fees ("EBITDARM") for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. The usefulness of EBITDARM is limited by the same factors that limit the usefulness of EBITDAR. Together with EBITDAR, the Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which vary based on operator/tenant and its operating structure. All facility financial performance data is derived solely from information provided by operators/tenants without independent verification by the Company. All such data is presented one month in arrears. The Company includes EBITDARM for a property if it was operated at any time during the period presented subject to a lease with the Company. EBITDARM for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities. EBITDARM excludes the impact of strategic disposition candidates and facilities held for sale.
EBITDARM Coverage. EBITDARM for the trailing 3 and 12 month periods prior to and including the period presented divided by the same period cash rent. EBITDARM coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not the Company) to meet the operator's/tenant's related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. All facility data is derived solely from information provided by operators/tenants without independent verification by the Company. All such data is presented one month in arrears and excludes the impact of strategic disposition candidates and facilities held for sale.
Enterprise Value. The Company believes Enterprise Value is an important measurement as it is a measure of a company’s value. We calculate Enterprise Value as market equity capitalization plus debt. Market equity capitalization is calculated as the number of shares of

26

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

common stock multiplied by the closing price of our common stock on the last day of the period presented. Total Enterprise Value includes our market equity capitalization and consolidated debt, less cash and cash equivalents.
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that Funds From Operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and Adjusted Funds from Operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization and impairment charges. AFFO is defined as FFO excluding non-cash revenues (including straight-line rental income adjustments, amortization of acquired above/below market lease intangibles and non-cash interest income adjustments), non-cash expenses (including stock-based compensation expense, amortization of deferred financing costs and amortization of debt discounts and premiums) and acquisition pursuit costs. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses from real estate dispositions, impairment charges and real estate depreciation and amortization, and, for AFFO, by excluding non-cash revenues (including straight-line rental income adjustments, amortization of acquired above/below market lease intangibles and non-cash interest income adjustments), non-cash expenses (including stock-based compensation expense, amortization of deferred financing costs and amortization of debt discounts and premiums) and acquisition pursuit costs, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company.
Investment. Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization.
Licensed Beds/Units. Senior housing facilities are measured in units (e.g., studio, one or two bedroom units). Skilled nursing and mental health facilities are measured in licensed bed count. All facility financial performance data were derived solely from information provided by operators/tenants without independent verification by the Company.
Market Capitalization. Total common shares of Sabra outstanding multiplied by the closing price per share as of a given period.
Normalized AFFO. Normalized AFFO represents AFFO adjusted for one-time start-up costs and non-recurring income and expenses. The Company considers normalized AFFO to be a useful measure to evaluate the Company’s operating results excluding start-up costs and non-recurring income and expenses. Normalized AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized AFFO does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized AFFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor does it purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of normalized AFFO may not be comparable to normalized AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO or normalized AFFO differently from the Company.
Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy for independent living facilities can be greater than 100% for a given period as multiple residents could occupy a single unit. All facility financial performance data were derived solely from information provided by operators/tenants without independent verification by the Company. All facility financial performance data are presented one month in arrears. The Company includes the occupancy percentage for a property if it was owned by the Company at any time during the period presented and excludes the impact of strategic disposition candidates and facilities held for sale. Occupancy Percentage for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities.
Senior Housing. Senior housing facilities include independent living, assisted living, continuing care retirement community and memory care facilities.
Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at skilled nursing facilities divided by the total revenues at skilled nursing facilities for any given period. All facility financial performance data were derived solely from

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SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

information provided by the Company's tenants without independent verification by the Company. All facility financial performance data are presented one month in arrears. The Company includes skilled mix for a property if it was owned by the Company at any time during the period presented and excludes the impact of strategic disposition candidates and facilities held for sale. Skilled Mix for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities.
Skilled Nursing/Post-Acute. Skilled nursing/post-acute facilities include skilled nursing facilities, multi-license designation, and mental health facilities.
Total Debt. The carrying amount of the Company’s secured revolving credit facility, senior unsecured notes, and mortgage indebtedness, as reported in the Company’s consolidated financial statements.
Total Secured Debt. Mortgage and other debt secured by real estate.

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